UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
530 Fifth Avenue
26th Floor
New York, New York 10036
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant’s telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

GENERAL AMERICAN INVESTORS COMPANY, INC.
Established in 1927, the Company is a closed-end investment company listed on the
New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2018	2017
Net assets applicable to Common Stock - December 31	$896,789,202	$1,070,483,445
Net investment income	8,173,881	8,564,156
Net realized gain	59,267,989	91,833,612
Net increase (decrease) in unrealized appreciation	(139,146,694)	70,336,629
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share - December 31
Net asset value	$34.51	$40.47
Market price	$28.44	$34.40
Discount from net asset value	-17.6%	-15.0%

Common Shares outstanding - Dec. 31	25,984,054	26,453,136
Market price range* (high-low)	$37.26-$27.09	$36.53-$31.12
Market volume - shares	12,069,886	10,504,400

*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)

Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total

Common Stock

Nov. 19, 2018	Dec. 28, 2018	$0.293862	$1.956138	$2.250000
Total from 2018 earnings

Nov. 13, 2017	Dec. 29, 2017	$0.578150	$2.511850	$3.090000
Feb. 5, 2018	Feb. 16, 2018	—	0.500000	0.500000
Total from 2017 earnings		$0.578150	$3.011850	$3.590000

Preferred Stock

Mar. 7, 2018	Mar. 26, 2018	$0.048567	$0.323308	$0.371875
Jun. 7, 2018	Jun. 25, 2018	0.048567	0.323308	0.371875
Sept. 7, 2018	Sept. 24, 2018	0.048567	0.323308	0.371875
Dec. 7, 2018	Dec. 24, 2018	0.048567	0.323308	0.371875
Total for 2018		$0.194268	$1.293232	$1.487500

Mar. 7, 2017	Mar. 24, 2017	$0.069579	$0.302296	$0.371875
Jun. 7, 2017	Jun. 26, 2017	0.069579	0.302296	0.371875
Sept. 7, 2017	Sept. 25, 2017	0.069579	0.302296	0.371875
Dec. 7, 2017	Dec. 26, 2017	0.069579	0.302296	0.371875
Total for 2017		$0.278316	$1.209184	$1.487500

General American Investors Company, Inc. 530 Fifth Avenue, New York, NY 10036 (212) 916-8400 (800) 436-8401 E-mail: InvestorRelations@gainv.com www.generalamericaninvestors.com

1	TO THE STOCKHOLDERS
General American Investors

G

eneral American Investors’ net asset value (NAV) per Common Share (assuming re-investment of all dividends) decreased 7.0% for the year ended December 31, 2018. The U.S. stock market was down 4.4% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders decreased by 9.9% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2018, it was 17.6%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	Stockholder Return (Market Value)	NAV Return	S&P 500

3	5.4%	6.3%	9.3%
5	3.9	4.7	8.5
10	11.4	11.2	13.1
20	7.1	7.2	5.6
30	11.7	11.3	9.9
40	13.5	13.0	11.5
50	10.6	11.3	9.8

Market volatility returned with a vengeance in 2018 reflected in the equity market’s strong early performance and weak finish as December’s market decline was unmatched since 1931. As we hypothesized last year, earnings multiples contracted with interest rate increases just as earnings accelerated rapidly with an improved economy on the back of significantly reduced U.S. corporate tax rates and regulatory reforms. Thus, while earnings rose in excess of 23% for the year, the performance of the S&P 500 logged 7% gains through October 31 and ended down 4.4% for the year. Much of the decline can be traced to escalating trade spats threatening corporate supply chains, elevated debt levels and liquidity concerns, perhaps in part, a result of Fed balance sheet reductions and similar planned actions by other central banks. Significant geo-political tensions also appeared to reach a zenith in the fourth quarter with tariff implementations, degrading world economic growth, especially in China and Europe, an uncertain outcome with Brexit and the rise of political populism across the European Union.

As is often the case, the very circumstances that lead to market corrections cause adjustment in policy as participants adjust their strategies, relieving the overriding pessimism, upending the negative sentiment and in the short-term lead markets higher. Recent favorable comments by Federal Reserve Chairman Powell and others are the case in point and have diminished market fears of a “too tight” Federal Reserve policy, and recent U.S./China discussions seem to have calmed trade and geopolitical concerns converting pessimism to hope that many of the issues contributing to the 4th quarter and late December selloff may be resolved favorably.

In truth, nothing has yet been resolved, although, at the fringes some progress has been made. Valuations are largely where they were at the end of November with the exception of the FAANG stocks, which have experienced significant multiple contraction as of this writing. 2019 earnings growth for the S&P 500 anticipated at the end of September to be 9% has been reduced by analysts to 5%, with a few calling for an outright earnings recession, as we had in 2015. However, stock buybacks have likely been large enough over the past year, despite some margin compression, to grow earnings around 1-2% per S&P 500 share on their own and assuming nominal gross domestic product growth in the U.S. economy in excess of 3.5%, 4-5% earnings growth seems plausible, if not conservative. Assuming no significant policy errors here and abroad, China successfully rebooting its expansion and the addition of announced, but not implemented buybacks, growth in earnings may improve further.

In sum, the rise of uncertainty has negatively affected anticipated growth rates, margins and multiples paid for corporate earnings. Volatility in financial markets has risen dramatically with much of it self-induced by poorly planned or implemented policy decisions and commentary. As some of these uncertainties resolve themselves over time, negative expectations may not be realized and the equity markets may find their footing and continue to advance as one of the longest market expansions in U.S. history unfolds into its eleventh year. We remain guardedly optimistic on the equity markets, but vigilant on the potential for rising risks to the economy.

Ms. Diane G. Radosti, an employee of the Company for the last thirty-eight years and Treasurer since 1990, retired effective December 31, 2018. Ms. Radosti will continue in a consulting role with the Company during the first quarter of 2019. Effective January 1, 2019, Ms. Samantha X. Jin was appointed Treasurer.

The Company is also pleased to report the following officer promotions effective January 1, 2019: Mr. Anang K. Majmudar to Senior Vice-President, Mr. Liron Kronzon to Vice-President, and Ms. Connie A. Santa Maria to Assistant Corporate Secretary.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericanin-vestors.com.

By Order of the Board of Directors,

Jeffrey W. Priest
President and Chief Executive Officer

February 6, 2019

2	THE COMPANY
General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 30-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

“GAM” Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

Shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 27,368,114 shares have been repurchased.

“GAM Pr B” Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

3	THE COMPANY
General American Investors

Dividend and Distribution Policy

The Company’s dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2018 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1999-2018 is shown at the bottom of page 4.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting Policies, Procedures and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2018 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamerican-investors.com and (3) on the Securities and Exchange Commission’s website at www.sec. gov.

Direct Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalameri-caninvestors.com - click on Distributions & Reports, then Report Downloads.

Privacy Policy and Practices

The Company collects non-public personal information about its direct stockholders with respect to their transactions in shares of the Company’s securities (those stockholders whose shares are registered directly in their names). This information includes the stockholder’s address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company’s securities in “street name” registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards to comply with federal standards to secure our stockholders’ information.

4	INVESTMENT RESULTS (UNAUDITED)
General American Investors

Total return on $10,000 investment for 20 years ended December 31, 2018

T

he investment return for a Common Stockholder of General American Investors (GAM) over the 20 years ended December 31, 2018 is shown in the table below and in the accompanying chart. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1999.

Stockholder Return is the return a Common Stock holder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	GENERAL AMERICAN INVESTORS				STANDARD & POOR’S 500
	Stockholder Return		Net Asset Value Return		Return
	Cumulative Investment	Annual Return	Cumulative Investment	ANNUAL RETURN	CUMULATIVE INVESTMENT	ANNUAL RETURN
1999	$13,922	39.22%	$13,640	36.40%	$12,096	20.96%
2000	16,581	19.10	16,046	17.64	10,996	-9.09
2001	17,299	4.33	15,854	-1.20	9,689	-11.89
2002	12,592	-27.21	12,204	-23.02	7,544	-22.14
2003	15,993	27.01	15,548	27.40	9,698	28.56
2004	17,399	8.79	17,160	10.37	10,745	10.79
2005	20,426	17.40	19,940	16.20	11,264	4.83
2006	23,854	16.78	22,381	12.24	13,028	15.66
2007	25,934	8.72	24,174	8.01	13,733	5.41
2008	13,434	-48.20	13,774	-43.02	8,642	-37.07
2009	18,385	36.86	18,193	32.08	10,928	26.45
2010	21,371	16.24	20,978	15.31	12,573	15.06
2011	20,241	-5.29	20,376	-2.87	12,841	2.13
2012	24,242	19.77	23,903	17.31	14,894	15.99
2013	32,538	34.22	31,870	33.33	19,722	32.41
2014	35,570	9.32	33,929	6.46	22,422	13.69
2015	33,671	-5.34	33,400	-1.56	22,738	1.41
2016	36,227	7.59	36,633	9.68	25,462	11.98
2017	43,910	21.21	43,366	18.38	31,020	21.83
2018	39,576	-9.87	40,317	-7.03	29,661	-4.38

This table shows dividends and distributions on the Company’s Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1999-2018) (UNAUDITED)
Earnings Source				Earnings Source
Year	Income	Short-Term Capital Gains	Long-Term Capital Gains	Year	Income	Short-Term Capital Gains	Long-Term Capital Gains	RETURN OF CAPITAL
1999	$.420	$.620	$4.050	2009	$.103	$.051	$.186	$.010
2000	.480	1.550	6.160	2010	.081	.033	.316	—
2001	.370	.640	1.370	2011	.147	.011	.342	—
2002	.030	—	.330	2012	.215	.015	1.770	—
2003	.020	—	.590	2013	.184	—	1.916	—
2004	.217	—	.957	2014	.321	.254	2.925	—
2005	.547	.041	1.398	2015	.392	—	.858	—
2006	.334	—	2.666	2016	.283	—	2.997	—
2007	.706	.009	5.250	2017	.578	—	3.012	—
2008	.186	—	.254	2018	.294	—	1.956	—

5	INVESTMENT RESULTS (UNAUDITED)
General American Investors

20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000	CUMULATIVE VALUE OF INVESTMENT

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of December 31, 2018 is shown in the table.

PORTFOLIO DIVERSIFICATION (UNAUDITED)
	DECEMBER 31, 2018
INDUSTRY CATEGORY	COST(000)	VALUE(000)	% COMMON NET ASSETS*
Information Technology
Semiconductors & Semiconductor Equipment	$9,265	$34,345	3.8%
Software & Services	91,009	130,116	14.6
Technology Hardware & Equipment	42,067	77,058	8.6
	142,341	241,519	27.0
Financials
Banks	560	15,744	1.7
Diversified Financials	10,386	37,816	4.2
Insurance	41,926	144,890	16.2
	52,872	198,450	22.1
Consumer Staples
Food, Beverage & Tobacco	58,772	116,956	13.0
Food & Staples Retailing	25,409	43,496	4.9
	84,181	160,452	17.9
Consumer Discretionary
Media	30,174	31,094	3.5
Retailing	37,129	108,609	12.1
	67,303	139,703	15.6
Industrials
Capital Goods	27,479	33,747	3.8
Commercial & Professional Services	8,408	43,102	4.8
Transportation	21,327	20,784	2.3
	57,214	97,633	10.9
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	51,038	83,889	9.4
Energy	65,350	64,701	7.2
Miscellaneous**	58,369	38,653	4.3
Telecommunication Services	7,835	6,611	0.7
	586,503	1,031,611	115.1

Short-Term Securities	57,748	57,748	6.4
Total Investments	$644,251	1,089,359	121.5
Other Assets and Liabilities - Net		(2,453)	(0.3)
Preferred Stock		(190,117)	(21.2)
Net Assets Applicable to Common Stock		$896,789	100.0%

* Net Assets applicable to the Company’s Common Stock.

** Securities which have been held for less than one year, not previously disclosed and not restricted.

(see notes to unaudited financial statements)

6	MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2018 (UNAUDITED)
General American Investors

		Net Shares Transacted	Shares Held
Increases:
New Positions	VBI Vaccines Inc.	900,000	1,764,464	(b)

Additions	Axis Capital Holdings Limited	20,000	295,000
	Cameco Corporation	200,000	1,327,947
	Delta Air Lines, Inc.	20,000	416,511
	Discovery, Inc.	50,000	449,285
	DXC Technology Company	25,000	151,474
	Eaton Corporation plc	25,000	154,131
	GCI Liberty, Inc.- Class A	67,600	359,199
	Nelnet, Inc.	12,500	382,500
	Paratek Pharmaceuticals, Inc.	28,621	464,985
	Phillips 66	28,000	168,000
	Worldpay, Inc.	10,000	148,769

Decreases:
Eliminations	Charter Communications, Inc.	10,000	—
	Ford Motor Company	434,063	—
	General Electric Company	295,000	—

reductions	Apple Inc.	15,000	89,000
	Arantana Therapeutics, Inc.	274,999	1,599,365
	Celgene Corporation	10,000	155,000
	eBay Inc.	200,000	438,800
	Ensco plc - Class A	200,000	1,325,000
	Everest Re Group, Ltd.	5,000	115,000
	Facebook, Inc. - Class A	9,500	76,500
	Gilead Sciences, Inc.	40,000	333,600
	Halliburton Company	25,000	460,000
	JPMorgan Chase & Co.	6,600	182,300
	Kindred Biosciences, Inc.	9,243	449,574
	The Kroger Co.	140,979	415,782
	Macy’s, Inc.	120,000	300,000
	PepsiCo, Inc.	20,500	174,500
	Pfizer Inc.	50,000	330,808
	Sinclair Broadcast Group, Inc. - Class A	263,000	197,196
	Universal Display Corporation	10,000	121,309
	Vodafone Group plc ADR	328,352	342,900
	Wal-Mart Stores, Inc.	72,325	157,875

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to financial statement)

7	TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
General American Investors

		shares	value	% Common net assets
The statement of investments as of December 31, 2018, shown on pages 8 - 10 includes securities of 61 issuers. Listed here are the ten largest holdings on that date.	The TJX Companies, Inc. Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.	1,296,536	$58,007,021	6.4%
	Microsoft Corporation Microsoft is a leading global provider of software, services, and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	500,686	50,854,677	5.7
	Republic Services, Inc. Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.	597,895	43,102,251	4.8
	Alphabet Inc. Alphabet is a global technology firm with a dominant market share in internet search, online advertising, desktop, and mobile operating systems, as well as a growing share of cloud computing platforms. Alphabet has a wide competitive moat, a strong business franchise, a reasonable valuation, several positive potential catalysts, and manageable risks.	35,500	36,764,155	4.1
	Nestlé S.A. Nestlé is a well-managed, global food company with a favorably-positioned product portfolio and an excellent balance sheet. Market share, volume growth, pricing power, expense control, and capital management yield durable, above average, total return potential.	450,000	36,545,900	4.1
	Berkshire Hathaway Inc. - Class A Berkshire Hathaway is a holding company owning many well-operated subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various common stock investments. Berkshire is positioned to provide above average, long term, relatively defensive returns due to its conservative balance sheet.	110	33,660,000	3.7
	Arch Capital Group Ltd. Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums of approximately $6.5 billion and has a high quality, well-reserved balance sheet. This company has a strong management team that exercises underwriting discipline, expense control, and capital management resulting in above-average earnings and book value growth.	1,200,000	32,064,000	3.6
	Unilever N.V. Unilever N.V. is a well-managed, primarily emerging market-based, global consumer goods manufacturer focusing on personal care, home care, food and refreshment products. Advantaged geographies coupled with above average volume growth, pricing power, and management execution generates above average, long-term shareholder returns.	590,000	32,051,366	3.6
	Cisco Systems, Inc. Cisco is the leading global provider of telecommunications infrastructure products and services that span networking, security, collaboration, and cloud applications. Cisco benefits from secular technology trends and is also successfully executing a multi-year transition. Cisco offers an attractive valuation with solid growth, strong shareholder yield, and moderate risk.	640,000	27,731,200	3.1
	ASML Holding N.V. ASML is the leading global provider of lithography systems for the semiconductor industry, manufacturing highly complex equipment critical to the production of integrated circuits or microchips. ASML has established a dominant market share in next-generation lithography even as that market grows its share of semiconductor capex budgets. ASML has strong growth prospects, healthy margin leverage, shareholder-friendly capital allocation, and a moderate risk profile.	177,850	27,677,017	3.1
			$378,457,587	42.2%

8	STATEMENT OF INVESTMENTS DECEMBER 31, 2018
General American Investors

SHARES	COMMON STOCKS	VALUE (NOTE 1a)
Consumer	Media (3.5%)
Discretionary	449,285	Discovery, Inc. (a)	$11,115,311
(15.4%)	359,199	GCI Liberty, Inc.- Class A (a)	14,784,631
197,196	Sinclair Broadcast Group, Inc. - Class A	5,194,143
(COST $30,174,082)	31,094,085
Retailing (11.9%)
18,000	Amazon.com, Inc. (a)	27,035,460
335,279	Liberty Expedia Holdings, Inc. (a)	13,112,762
300,000	Macy’s, Inc.	8,934,000
1,296,536	The TJX Companies, Inc.	58,007,021
(COST $36,833,238)	107,089,243
(COST $67,007,320)	138,183,328

Consumer	Food, Beverage, and Tobacco (13.0%)
Staples	225,118	Danone (France)	15,863,133
(17.9%)	93,210	Diageo plc ADR (United Kingdom)	13,217,178
450,000	Nestlé S.A. (Switzerland)	36,545,900
174,500	PepsiCo, Inc.	19,278,760
590,000	Unilever N.V. (Netherlands/United Kingdom)	32,051,366
(COST $58,772,256)	116,956,337
Food and Staples Retailing (4.9%)
85,200	Costco Wholesale Corporation	17,356,092
415,782	The Kroger Co.	11,434,005
157,875	Wal-Mart Stores, Inc.	14,706,056
(COST $25,409,192)	43,496,153
(COST $84,181,448)	160,452,490

Energy	252,500	Anadarko Petroleum Corporation	11,069,600
(7.2%)	1,327,947	Cameco Corporation (Canada)	15,072,198
1,325,000	Ensco plc - Class A (United Kingdom)	4,717,000
3,830,440	Gulf Coast Ultra Deep Royalty Trust	109,168
460,000	Halliburton Company	12,226,800
1,300,000	Helix Energy Solutions Group, Inc. (a)	7,033,000
168,000	Phillips 66	14,473,200
(COST $65,349,681)	64,700,966

Financials	Banks (1.7%)
(22.1%)	110,000	M&T Bank Corporation	(COST $560,176)	15,744,300

Diversified Financials (4.2%)
182,300	JPMorgan Chase & Co.	17,796,126
382,500	Nelnet, Inc.	20,020,050
(COST $10,385,873)	37,816,176
Insurance (16.2%)
154,552	Aon plc (United Kingdom)	22,465,679
1,200,000	Arch Capital Group Ltd. (a) (Bermuda)	32,064,000
295,000	Axis Capital Holdings Limited (Bermuda)	15,233,800
110	Berkshire Hathaway Inc.- Class A (a) (b)	33,660,000
115,000	Everest Re Group, Ltd. (Bermuda)	25,042,400
400,000	MetLife, Inc.	16,424,000
(COST $41,925,667)	144,889,879
(COST $52,871,716)	198,450,355

Health Care	Pharmaceuticals, Biotechnology, and Life Sciences
(9.4%)	1,599,365	Arantana Therapeutics, Inc. (a)	9,804,107
155,000	Celgene Corporation (a)	9,933,950
333,600	Gilead Sciences, Inc.	20,866,680
299,942	Intra-Cellular Therapies, Inc. (a)	3,416,339
449,574	Kindred Biosciences, Inc. (a)	4,922,835
200,191	Merck & Co., Inc.	15,296,594
464,985	Paratek Pharmaceuticals, Inc. (a)	2,385,373
330,808	Pfizer Inc.	14,439,769
1,764,464	VBI Vaccines Inc. (a) (Canada)	2,823,142
(COST $51,037,592)	83,888,789

9	STATEMENT OF INVESTMENTS DECEMBER 31, 2018 - continued
General American Investors

	SHARES	COMMON STOCKS (Continued)	VALUE (NOTE 1a)
Industrials		Capital Goods(3.8%)
(10.9%)	154,131	Eaton Corporation plc (Ireland)		$10,582,634
	217,541	United Technologies Corporation		23,163,766
			(COST $27,479,170)	33,746,400

		Commercial and Professional Services (4.8%)
	597,895	Republic Services, Inc.	(COST $8,407,622)	43,102,251

		Transportation (2.3%)
	416,511	Delta Air Lines, Inc.	(COST $21,327,337)	20,783,899
			(COST $57,214,129)	97,632,550

Information		Semiconductor and Semiconductor Equipment (3.8%)
Technology	203,652	Applied Materials, Inc.		6,667,566
(26.9%)	177,850	ASML Holding N.V. (Netherlands)		27,677,017
			(COST $9,264,556)	34,344,583

		Software and services (14.5%)
	35,500	Alphabet Inc. (a)		36,764,155
	151,474	DXC Technology Company		8,053,873
	438,800	eBay Inc. (a)		12,317,116
	76,500	Facebook, Inc. - Class A (a)		10,028,385
	500,686	Microsoft Corporation		50,854,677
	148,769	Worldpay, Inc. (a)		11,370,415
			(COST $90,704,097)	129,388,621
		Technology, Hardware, and Equipment (8.6%)
	89,000	Apple Inc.		14,038,860
	640,000	Cisco Systems, Inc.		27,731,200
	133,966	InterDigital, Inc.		8,899,361
	175,000	Lumentum Holdings Inc. (a)		7,351,750
	135,036	QUALCOMM Incorporated		7,684,899
	121,309	Universal Display Corporation		11,350,883
			(COST $42,064,544)	77,056,953
			(COST $142,033,197)	240,790,157

Miscellaneous		Other (c)	(COST $58,369,076)	38,653,117
(4.3%)

Telecommunication	342,900	Vodafone Group plc ADR (United Kingdom)
Services (0.7%)			(COST $7,835,032)	6,611,112

		TOTAL COMMON STOCKS (114.8%)
			(COST $585,899,191)	1,029,362,864
Warrants		WARRANT (a)
Technology	281,409	Applied DNA Sciences, Inc./November 14, 2019/$3.50
Hardware and			(COST $2,814)	1,126
Equipment (0.0%)

		PUT OPTIONS
	Contracts
	(100 SHARES EACH)	COMPANY/EXPIRATION DATE/EXERCISE PRICE
Retailing	3,800	The TJX Companies, Inc./January 18, 2019/$48.75
(0.2%)			(COST $296,005)	1,520,000

Software and	1,500	Microsoft Corporation/January 18, 2019/$105
Services			(COST $304,552)	727,500
(0.1%)		TOTAL PUT OPTIONS (0.3%)	(COST $600,557)	2,247,500

10	STATEMENT OF INVESTMENTS DECEMBER 31, 2018 - continued
General American Investors

Shares	SHORT-TERM SECURITIES AND OTHER ASSETS	VALUE (NOTE 1a)
57,748,016	State Street Institutional Treasury Plus Money
	Market Fund, Trust Class, 2.25% (d) (6.4%)
	(COST $57,748,016)	$57,748,016

TOTAL INVESTMENTS (e) (121.5%)	(COST $644,250,578)	1,089,359,506
Liabilities in excess of receivables and other assets (-0.3%)		(2,453,129)
		1,086,906,377
PREFERRED STOCK (-21.2%)		(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)		$896,789,202

ADR - American Depository Receipt

(a)	Non-income producing security.
(b)	Security is held as collateral for options written.
(c)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(d)	7-day yield.
(e)	At December 31, 2018, the cost of investments for Federal income tax purposes was $647,437,508; aggregate gross unrealized appreciation was $496,340,378; aggregate gross unrealized depreciation was $54,418,380; and net unrealized appreciation was $441,921,998.

(see notes to financial statements)

11	STATEMENT OF ASSETS AND LIABILITIES
General American Investors

Assets	December 31, 2018

Investments, at Value (note 1a)
Common stocks (cost $585,899,191)	$1,029,362,864
Warrant (cost $2,814)	1,126
Purchased options (cost $600,557)	2,247,500
Money market fund (cost $57,748,016)	57,748,016
Total investments (cost $644,250,578)	1,089,359,506
Receivables and Other Assets
Cash	3,440,304
Receivable for securities sold	3,266,222
Dividends, interest and other receivables	1,834,035
Qualified pension plan asset, net excess funded (note 7)	2,889,389
Present value of future office lease payments (note 8)	5,477,302
Prepaid expenses, fixed assets, and other assets	2,001,531
Total Assets	1,108,268,289
Liabilities

Payable for securities purchased	1,942,260
Accrued compensation payable to officers and employees	3,448,000
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	5,376,582
Accrued supplemental thrift plan liability (note 7)	4,022,879
Present value of future office lease payments (note 8)	5,477,302
Accrued expenses and other liabilities	874,934
Total Liabilities	21,361,912

5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 25,984,054 (note 5)	$896,789,202
NET ASSET VALUE PER COMMON SHARE	$34.51

Net Assets Applicable To Common Stock

Common Stock, 25,984,054 shares at par value (note 5)	$25,984,054
Additional paid-in capital (note 5)	432,382,368
Unallocated distributions on Preferred Stock	(219,955)
Total distributable earnings (note 5)	442,606,759
Accumulated other comprehensive loss (note 7)	(3,964,024)
NET ASSETS APPLICABLE TO COMMON STOCK	$896,789,202

(see notes to financial statements)

12	STATEMENT OF OPERATIONS
General American Investors

YEAR ENDED
Income	DECEMBER 31, 2018
Dividends (net of foreign withholding taxes of $693,812)	$19,257,586
Interest	1,519,921
20,777,507
Expenses
Investment research	6,674,468
Administration and operations	3,690,461
Office space and general	1,209,190
Auditing and legal fees	287,648
Directors’ fees and expenses	281,926
Transfer agent, custodian, and registrar fees and expenses	231,369
State and local taxes	136,244
Stockholders’ meeting and reports	92,320
TOTAL EXPENSES	12,603,626
NET INVESTMENT INCOME	8,173,881

Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 and 4)

Net realized gain on investments:
Common stock	60,012,191
Purchased option transactions	(664,474)
Written option transactions	(79,728)
59,267,989
Net decrease in unrealized appreciation:
Common stocks and warrant	(138,897,975)
Purchased options	(155,283)
Written options	(93,436)
(139,146,694)
GAINS AND DEPRECIATION ON INVESTMENTS	(79,878,705)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS	(71,704,824)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,311,972)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($83,016,796)

STATEMENT OF CHANGES IN NET ASSETS
	YEAR ENDED DECEMBER 31,
OPERATIONS	2018	2017
Net investment income	$8,173,881	$8,564,156
Net realized gain on investments	59,267,989	91,833,612
Net increase (decrease) in unrealized appreciation	(139,146,694)	70,336,629
	(71,704,824)	170,734,397
Distributions to Preferred Stockholders*	(11,311,972)	(11,311,972	)*
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(83,016,796)	159,422,425

OTHER COMPREHENSIVE INCOME (LOSS)
Funded status of defined benefit plans (note 7)	(1,328,128)	1,987,555
Distributions to Common Stockholders*	(70,424,179)	(86,731,075	)*

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	22,883,574	35,156,383
Cost of Common Shares purchased	(41,808,714)	(61,886,535)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(18,925,140)	(26,730,152)
NET INCREASE (DECREASE) IN NET ASSETS	(173,694,243)	47,948,753

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF YEAR	1,070,483,445	1,022,534,692
END OF YEAR	$896,789,202	$1,070,483,445

*Securities and Exchange Commission Release No. 33-10532, effective November 5, 2018, specifies certain disclosure updates and simplifications. Accordingly, the distinction between dividends from net investment income and distributions from realized capital gains is being discontinued such that all dividends and distributions will be reported in a single line item. Prior year distribution amounts have been conformed to current presentation. In the year ended December 31, 2017 distributions were reported as follows: Distribution to Preferred Stockholders consisted of Dividends from net investment income of $2,116,504 and Distributions from capital gains of $9,195,468. Distribution to Common Stockholders consisted of Dividends from net income of $15,212,903 and Distributions from capital gains of $71,518,172.

(see notes to financial statements)

13	FINANCIAL HIGHLIGHTS
General American Investors

The table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2018. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$40.47	$37.56	$37.74	$39.77	$41.07
Net investment income	.31	.32	.30	.48	.32
Net gain (loss) on common stocks, options and other-realized and unrealized	(3.03)	6.23	3.10	(.99)	2.39
Other comprehensive income (loss)	(.05)	.08	.02	.02	(.13)
	(2.77)	6.63	3.42	(.49)	2.58
Distributions on Preferred Stock:
Dividends from net investment income	(.06)	(.04)	(.04)	(.12)	(.04)
Distributions from net capital gains	(.38)	(.39)	(.38)	(.27)	(.34)
	(.44)	(.43)	(.42)	(.39)	(.38)
Total from investment operations	(3.21)	6.20	3.00	(.88)	2.20
Distributions on Common Stock:
Dividends from net investment income	(.29)	(.30)	(.33)	(.34)	(.32)
Distributions from net capital gains	(2.46)	(2.99)	(2.85)	(.81)	(3.18)
	(2.75)	(3.29)	(3.18)	(1.15)	(3.50)
Net asset value, end of year	$34.51	$40.47	$37.56	$37.74	$39.77
Per share market value, end of year	$28.44	$34.40	$31.18	$31.94	$35.00

TOTAL INVESTMENT RETURN
Stockholder return, based on market price per share	(9.87%)	21.21%	7.59%	(5.34%)	9.32%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of year (000’s omitted)	$896,789	$1,070,483	$1,022,535	$1,068,028	$1,227,900
Ratio of expenses to average net assets applicable to Common Stock	1.20%	1.28%	1.27%	1.17%	1.10%
Ratio of net income to average net assets applicable to Common Stock	0.78%	0.79%	0.78%	1.17%	0.78%
Portfolio turnover rate	23.00%	19.58%	20.29%	14.41%	14.98%

PREFERRED STOCK
Liquidation value, end of year (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	572%	663%	638%	662%	746%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.72	$26.59	$25.77	$26.75	$26.01

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are

14	NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)

valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

15	NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2.  FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,029,362,864	—	—	$1,029,362,864
Warrants	1,126	—	—	1,126
Purchased options	2,247,500	—	—	2,247,500
Money market fund	57,748,016	—	—	57,748,016
Total	$1,089,359,506	—	—	$1,089,359,506

Transfers among levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the year ended December 31, 2018.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2018 amounted to $268,946,486 and $272,249,196, on long transactions, respectively.

4. OPTIONS

The level of activity in purchased and written options varies from year to year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the year ended December 31, 2018 were as follows:

Purchased Options	Calls		Puts
	contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2017	4,500	$333,937	2,100	$713,037
Purchased	2,000	236,523	10,650	2,035,717
Exercised	(4,000)	(425,160)	(5,850)	(1,829,510)
Expired	(2,500)	(145,300)	(1,600)	(318,687)
Outstanding, December 31, 2018	0	$0	5,300	$600,557

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2017	2,100	$705,936	0	$0
Written	19,505	6,671,559	6,602	1,507,272
Terminated in closing purchase transaction	(20,957)	(6,997,745)	(6,062)	(1,374,205)
Options assigned	(148)	(123,277)	(540)	(133,067)
Expired	(500)	(256,473)	0	0
Outstanding, December 31, 2018	0	$0	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 25,984,054 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2018.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

16	NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2018 and 2017 were as follows:

	SHARES		AMOUNT
	2018	2017	2018	2017
Par Value of Shares issued in payment of dividends and distributions (shares issued from treasury)	758,865	1,047,100	$758,865	$1,047,100
Increase in paid-in capital			22,124,709	34,109,283
Total increase			22,883,574	35,156,383
Par Value of Shares purchased (at an average discount from net asset value of 16.0% and 15.7%, respectively)	(1,227,947)	(1,815,079)	(1,227,947)	(1,815,079)
Decrease in paid-in capital			(40,580,767)	(60,071,456)
Total decrease			(41,808,714)	(61,886,535)
Net decrease	(469,082)	(767,979)	($18,925,140)	($26,730,152)

At December 31, 2018, the Company held in its treasury 5,996,818 shares of Common Stock with an aggregate cost of $197,915,206.

The tax basis distributions during the year ended December 31, 2018 are as follows: ordinary distributions of $8,963,411 and net capital gains distributions of $72,772,740. As of December 31, 2018, distributable earnings on a tax basis totaled $445,891,246 consisting of $3,716,353 from undistributed net capital gains, $252,895 from ordinary income and $441,921,998 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2018. As a result, additional paid-in capital was decreased by $1,002,465 and total distributable earnings was increased by $1,002,465. Net assets were not affected by this reclassification. As of December 31, 2018, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,103,299.

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2018 to its officers (identified on page 20) amounted to $6,390,000 of which $3,035,000 was payable as of year end.

7.   BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2018 was $541,301. The qualified thrift plan acquired 24,699 shares in the open market, sold 17,727 shares in the open market, of the Company’s Common Stock during the year ended December 31, 2018. It held 635,664 shares of the Company’s Common Stock at December 31, 2018.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership focused upon capital appreciation. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

17	NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

7. BENEFIT PLANS - (Continued from previous page.)

 The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2018 (MEASUREMENT DATE)
	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL

CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$18,297,585	$5,851,558	$24,149,143
Service Cost	374,634	141,257	515,891
Interest cost	662,547	205,715	868,262
Benefits paid	(877,707)	(321,696)	(1,199,403)
Actuarial (gain)/loss	(1,036,603)	(500,252)	(1,536,855)
Projected benefit obligation at end of year	17,420,456	5,376,582	22,797,038
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	23,058,949	—	23,058,949
Actual return on plan assets	(1,871,397)	—	(1,871,397)
Employer contributions	—	321,696	321,696
Benefits paid	(877,707)	(321,696)	(1,199,403)
Fair value of plan assets at end of year	20,309,845	—	20,309,845
FUNDED STATUS AT END OF YEAR	$2,889,389	($5,376,582)	($2,487,193)
Accumulated benefit obligation at end of year	$16,755,697	$5,285,506	$22,041,203

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:

Discount rate: 4.20%

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: RP-2014 Mortality Table scaled back through 2006/MP-2017 Projection Scale without collar adjustment

CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset - qualified plan	$4,761,364	($1,871,975)	$2,889,389
LIABILITIES:
Current benefit liability - supplemental plan	($311,112)	($3,561)	($314,673)
Noncurrent benefit liability - supplemental plan	(5,540,446)	478,537	(5,061,909)
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial (gain)/loss	$2,635,030	$1,328,713	$3,963,743
Prior service cost	866	(585)	281
ACCUMULATED OTHER COMPREHENSIVE INCOME	$2,635,896	$1,328,128	$3,964,024

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:

Discount rate: 3.55%

Expected return on plan assets**: 7.25 for Qualified Plan; N/A for Supplemental Plan

Salary scale assumption: 4.50% for NHCE* and 2.75% for HCE*

Mortality: RP-2014 Mortality Table scaled back through 2006/MP-2017 Projection Scale without collar adjustment

*NHCE-Non-Highly Compensated Employee; HCE-Highly Compensated Employee.

**Determined based upon a discount to the long-term average historical performance of the plan.

	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$374,634	$141,257	$515,891
Interest cost	662,547	205,715	868,262
Expected return on plan assets	(1,502,844)	—	(1,502,844)
Amortization of:
Prior service cost	—	585	585
Recognized net actuarial loss	203,449	76,370	279,819
Net periodic benefit cost	($262,214)	$423,927	$161,713

The Company’s qualified pension plan owns assets as of December 31, 2018 comprised of $14,387,812 of equity securities and $2,603,360 of money market fund assets classified as Level 1 and $3,318,673 of limited partnership interest which are not classified by level.

18	NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

7.   BENEFIT PLANS - (Continued from previous page.)

EXPECTED CASH FLOWS	Qualified Plan	Supplemental Plan	Total
Expected Company contributions for 2018	—	$314,673	$314,673
Expected benefit payments:
2019	$960,992	$314,673	$1,275,665
2020	991,681	302,040	1,293,721
2021	1,007,168	288,712	1,295,880
2022	1,020,393	275,226	1,295,619
2023	1,045,469	271,447	1,316,916
2024-2027	5,608,896	1,763,142	7,372,038

The estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2019 is $42,981 which is comprised of $42,700 of actuarial loss and $281 of service cost.

8. OPERATING LEASE COMMITMENT

In 2007, the Company entered into an operating lease agreement for office space which expired in January 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contained clauses whereby the Company received free rent for a specified number of months and credit towards construction of office improvements, and incurred escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2013. The Company extended the lease for two months through March 2018. Rental expense approximated $192,200 for the year ended December 31, 2018.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. Existing U.S. GAAP did not require the lessee to record an asset and offsetting liability associated with an operating lease. Generally consistent with existing U.S. GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the Statements of Operations and Changes in Net Assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted and, the Company, in conjunction with its new operating lease adopted this accounting standard at the beginning of 2018. The above referenced right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities of the Company in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018.

The Company entered into a new operating lease agreement in 2017 for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $594,200 for the year ended December 31, 2018. The Company has the option to extend the lease for an additional five years at market rates. As of December 31, 2018, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2019:	$624,000
2020:	624,000
2021:	624,000
2022:	624,000
2023	631,000
Thereafter:	3,206,000
Total Remaining Lease Payments	6,333,000
Effect of Present Value Discounting	(855,698)
Present Value of Future Office Lease Payments	$5,477,302

19	report of independent registered public accounting firm
General American Investors

to the board of directors
and stockholders of

general american investors company, inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American Investors Company, Inc. (the “Company”), including the statement of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1949.
New York, NY

February 15, 2019

20	officers
General American Investors

Name (age) Employee Since	Principal Occupation During Past 5 Years	Name (age) Employee Since	Principal Occupation During Past 5 Years
Jeffrey W. Priest (56) 2010	President of the Company since 2012 and Chief Executive Officer since 2013	Liron Kronzon (49) 2016	Vice-President of the Company effective 2019, securities analyst (general industries)

Anang K. Majmudar (44) 2012	Senior Vice-President of the Company effective 2019, Vice-President 2015-2018, securities analyst (general industries)	Sally A. Lynch, Ph.D. (59) 1997	Vice-President of the Company since 2006, securities analyst (biotechnology industry)

Andrew V. Vindigni (59) 1988	Senior Vice-President of the Company since 2006, securities analyst (financial services and consumer non-durables)	Diane G. Radosti (66) 1980	Treasurer of the Company 1990-2018 and Principal Accounting Officer 2003-2018

Eugene S. Stark (60) 2005	Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006	Samantha X. Jin (44) 2018 Linda J. Genid (60) 1983	Treasurer of the Company and Principal Accounting Officer effective 2019 Corporate Secretary of the Company since 2016, Assistant Corporate Secretary 2014-2015, network administrator

Craig A. Grassi (50) 1991	Vice-President of the Company since 2013, securities analyst and information technology	Connie A. Santa Maria (45) 2015	Assistant Corporate Secretary of the Company effective 2019, Human Resources/ Benefits Manager

All information is as of December 31, 2018, unless otherwise noted.

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April. The address for each officer is the Company’s office.

SERVICE ORGANIZATIONS
counsel Sullivan & Cromwell LLP independent auditors Ernst & Young LLP custodian State Street Bank and Trust Company	transfer agent and registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2018 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors filed a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamerican-investors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, D.C. or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 26, 2018, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Directors
General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors
Arthur G. Altschul, Jr. (54) 1995

Founder and Managing Member

Diaz & Altschul Capital Management, LLC

(investment advisory)

Chairman

Overbrook Management Corporation

(investment advisory)

Co-Founder and Chairman

Kolltan Pharmaceuticals, Inc. (pharmaceuticals)
(until 2016)

Child Mind Institute, Director Delta Opportunity Fund, Ltd., Director Neurosciences Research Foundation, Trustee Overbrook Foundation, Chairman

Rodney B. Berens (73) 2007

Partner and Co-Chief Investment Officer,
Berens Global Value Fund, Alternative

Investment Group (since 2018;

investment advisory)

Founder, Chairman and Senior

Investment Strategist

Berens Capital Management, LLC
(2000-2018; investment advisory)

The Morgan Library and Museum, Life Trustee, Chairman of Investment Sub-Committee and Member of Finance, Compensation and Nomination Committees

The Woods Hole Oceanographic Institute, Trustee and Member of Investment Committee

Lewis B. Cullman (100) 1961	Philanthropist

Chess-in-the-Schools, Chairman Emeritus

Metropolitan Museum of Art, Honorary Trustee

Museum of Modern Art, Honorary Trustee

The New York Botanical Garden, Life Trustee

The New York Public Library, Trustee

Spencer Davidson (76) 1995	Chairman of the Board of Company	Neurosciences Research Foundation, Trustee

Clara E. Del Villar (60) 2017

Strategic Consultant

Advisor, Strategic Partnerships, Trialogies, Inc. (until 2016; information technology)

Founder, Chief Executive Officer and Editor-in-Chief, Hispanic Post

(2011-2016; digital media)

Tribecca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (73) 1986	Attorney Beazley USA Services, Inc. (insurance)

Betsy F. Gotbaum (80) 2010	Executive Director Citizens Union (since 2017) (nonprofit democratic (reform) Consultant	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Sidney R. Knafel (88) 1994	Managing Partner SRK Management Company (investment company)

Addison Gallery of American Art, Board of

Governors

The Frick Collection, Trustee

Phillips Academy, Charter Trustee Emeritus

Radcliffe Institute for Advanced Study, Dean’s

Council

The Rogosin Institute, Director

Wellesley College, Trustee Emeritus

Rose P. Lynch (68) Director since May 2017	Founder and President Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Henry R. Schirmer (54) 2015

Chief Financial Officer and Member of Executive Board

Randstad (since 2018; human resources)

Chief Financial Officer/Executive Vice-President

Unilever Europe (2016-2018)

Chief Financial Officer/Senior Vice-President Finance Unilever North America (2012-2016; consumer products)

Results for Development Institute, Director

Raymond S. Troubh (92) 1989	Financial Consultant

Interested Director
Jeffrey W. Priest (56) 2013	President and Chief Executive Officer of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2018.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant’s principal executive and senior financial officers. The code of ethics is available on registrant’s Internet website at http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant’s audit committee meets the definition of “audit committee financial expert” as the term has been defined by the U.S. Securities and Exchange Commission (the “Commission”). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant’s annual financial for 2018 and 2017 were $172,900 and $167,900, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2018 and 2017 were $38,800 and $32,900, respectively. Such services and related fees for 2018 and 2017 included: review of quarterly employee security transactions and issuance of report thereon ($31,800 and $30,900, respectively) and other audit-related services ($7,000 and $2,000, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant’s federal, state and city income tax returns and excise tax calculations for 2018 and 2017 were $22,250 and $21,600, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2018 or 2017.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2018 and 2017 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2018 and 2017 were $61,050 and $54,500, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: John D. Gordan, III,, Chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Lewis B. Cullman, Clara E. Del Villar, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the “Company”) is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company’s portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management’s positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management’s recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future “investors,” among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company’s capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as overreaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2018 and the date of this filing, Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant’s net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant’s outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2018	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	105,492	35.0707	105,492	1,123,148
08/01-08/31	14,300	36.5717	14,300	1,108,848
09/01-09/30	34,838	36.8242	34,838	1,074,010
10/01-10/31	131,889	35.4835	131,889	942,121
11/01-11/30	62,527	31.6876	62,527	879,594
12/01-12/31	187,823	29.9503	187,823	691,771
Total for period	536,869		536,869

Note-On February 6, 2019 and December 13, 2017, the Board of Directors authorized the repurchase of an additional 1,000,000 and 2,000,000 shares, respectively, of the registrant’s common stock when the shares were trading at a discount from the underlying net asset value by at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2018, there were 1,228,640 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2018, there were 691,771 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2018	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	0		0	604,687
08/01-08/31	0		0	604,687
09/01-09/30	0		0	604,687
10/01-10/31	0		0	604,687
11/01-11/30	0		0	604,687
12/01-12/31	0		0	604,687
Total for year	0		0

Note-The Board of Directors has authorized the repurchase of the registrant’s preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2018, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, December 31, 2018, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors as set forth in the registrant’s Proxy Statement, dated February 20, 2019.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2018, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the “Registrant”), including the principal executive officer (“PEO”) and principal financial officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 31, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

ITEM 13. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant’s Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 20, 2019

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 20, 2019